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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 21, 1999


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1999, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 1999-9, Mortgage Pass-Through Certificates, Series
               1999-9).


                                  CWMBS, INC.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      333-72655              95-4449516
----------------------------         -----------         -------------------
(State of Other Jurisdiction         (Commission          (I.R.S. Employer
    of Incorporation)                File Number)        Identification No.)

                 4500 Park Granada
              Calabasas, California                         91302
            -------------------------                   ------------
              (Address of Principal                      (Zip Code)
                Executive Offices)


  Registrant's telephone number, including area code (818) 225-3240
                                                     --------------

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Item 5.       Other Events.
------        -------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through
Certificates, Series 1999-9, Salomon Smith Barney Inc. ("Salomon Smith Barney"), as the Underwriter of the Certificates, has prepared certain materials (the "Salomon Smith Barney Computational Materials") for distribution to its potential investors. Although the Company provided Salomon Smith Barney with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Salomon Smith Barney Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Salomon Smith Barney Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated June [o], 1999.












* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated June [o], 1999, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1999-9.

Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

     99.1. Salomon Smith Barney Computational Materials filed on Form SE dated June [o], 1999.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.




                                                    By: / s / Celia Coulter
                                                        -------------------
                                                          Celia Coulter
                                                          Vice President



Dated:  June 24, 1999

                                 Exhibit Index
                                 -------------


Exhibit                                                                  Page
-------                                                                  ----

99.1. Salomon Smith Barney Computational Materials filed on Form SE dated June 24, 1999.

                                 EXHIBIT 99.1
                                 ------------

          Salomon Smith Barney Computational Materials filed on Form SE dated June 24, 1999.